Right-of-use assets and lease liabilities	12 Months Ended
Dec. 31, 2024
Lease liabilities and Right of use assets Disclosure Abstract
Disclosure of leases [text block]
10. Right-of-use assets and lease liabilities
The Company recognizes a right-of-use asset and a corresponding lease liability for all arrangements in which it is a lessee, except for leases with a term of 12 months or less (short-term leases) and low-value leases. For these short-term and low-value leases, the Company recognizes the lease payments as an operating expense on a straight-line basis over the term of the lease. The Company allocates the consideration in the lease contract to the lease and non-lease components on the basis of the relative standalone price of each component.
The portion of the lease payments attributable to the repayment of lease liabilities is recognized in cash flows used in financing activities, and the portion attributable to the payment of interest is included in cash flows from operating activities.
Right-of-use assets are depreciated on a straight-line basis from the commencement date of the lease over the shorter of the useful life of the right-of-use asset or the end of the lease term.
Right-of-use assets are assessed for impairment whenever there is an indication that the balance sheet carrying amount may not be recoverable using cash flow projections for the useful life.
The following table summarizes the movements of the right-of-use assets:
(USD millions)	2024	2023

Right-of-use assets at January 1	1 410	1 431

Costs and accumulated depreciation/impairments on assets related to discontinued operations [1]		-117

Impact of acquisitions and divestments of businesses, net	42	16

Additions	304	421

Depreciation charge	-257	-259

Impairment reversal/(charge)	1	-4

Lease contract terminations [2]	-36	-93

Currency translation effects	-49	15

Total right-of-use assets at December 31	1 415	1 410

[1] Represents the cost of assets and accumulated depreciation/impairments at January 1, 2023, related to the Sandoz business reported as discontinued operations, and the net transfers between discontinued and continuing operations from January 1, 2023 to October 3, 2023. Note 29 provides disclosure of discontinued operations additions, depreciation charge, impairment charge and reversals of impairment change.

[2] Lease contract terminations also includes modifications to existing leases that result in reductions to the right-of-use assets, and reductions due to sub-leasing.
The following table shows the right-of-use assets carrying value at December 31, 2024 and 2023, and the continuing operations depreciation charge for years 2024, 2023 and 2022, by underlying class of asset[1]:
(USD millions)	December 31, 2024 carrying value	December 31, 2023 carrying value	Depreciation charge 2024	Depreciation charge 2023	Depreciation charge 2022

Land	472	483	11	12	16

Buildings	752	749	153	156	162

Vehicles	133	112	80	80	82

Machinery and equipment, and other assets	58	66	13	11	7

Total right-of-use assets	1 415	1 410	257	259	267

[1] Note 29 provides disclosure of discontinued operations depreciation charge.
The following table shows the lease liabilities by maturity at December 31, 2024 and 2023:
(USD millions)	Lease liabilities 2024	Lease liabilities undiscounted 2024	Interests for discounting lease liabilities 2024	Lease liabilities 2023	Lease liabilities undiscounted 2023	Interests for discounting lease liabilities 2023

Less than one year	235	291	56	230	284	54

Between one and two years	203	252	49	203	248	45

Between two and three years	168	209	41	170	211	41

Between three and four years	117	153	36	149	184	35

Between four and five years	86	116	30	113	142	29

After five years	994	2 178	1 184	963	2 173	1 210

Total lease liabilities	1 803	3 199	1 396	1 828	3 242	1 414

Less current portion of lease liabilities	-235	-291	-56	-230	-284	-54

Non-current portion of lease liabilities	1 568	2 908		1 598	2 958

Commitments for leases not yet commenced [1]		123			89

[1] The 2024 estimated timing of the commitments for leases not yet commenced are as follows: 2025 USD 57 million, 2026 USD 15 million, 2027 USD 4 million, 2028 USD 4 million, 2029 USD 4 million and thereafter USD 39 million.

At December 31, 2024, and December 31, 2023, there were no material future cash outflows, including extension options, excluded from the measurement of lease liabilities. The Company’s most material lease with a lease term extension, representing a lease liability value of USD 0.7 billion (2023: USD 0.7 billion), has a determined lease term end date of 2071 (2023: 2071). Non-enforceable extension options of up to 10 years have not been included within the measurement of this lease liability, and do not have a material impact to the carrying value of the lease for either 2024 or 2023. Should the landlord agree to a lease extension, rent will be referenced to the market rates as at the commencement of the extension period.
In 2024, the Company completed two (2023: two, 2022: three) sale and leaseback transactions for certain property, plant and equipment as part of the Company’s facilities strategy. The transactions resulted in net cash inflows of USD 9 million (2023: USD 273 million, 2022: USD 49 million) and the recognition of USD 14 million of lease liabilities (2023: USD 146 million, 2022: USD 23 million), and USD 2 million of right-of-use assets (2023: USD 109 million, 2022: USD 13 million). The right-of-use assets value reflects the proportion of the property, plant and equipment retained. Extension options have been included where management believe that such options will be exercised. The liabilities reflect the net present value of future lease payments. The net loss on the sale and leaseback transactions amounted to USD 10 million (2023: net gain USD 18 million, 2022: net gain USD 17 million).
The following table provides additional disclosures related to continuing operations right-of-use assets and lease liabilities for 2024, 2023 and 2022:
(USD millions)	2024	2023	2022

Interest expense on lease liabilities [1]	72	62	57

Expense on short-term leases	7	5	3

Expense on low-value leases	5	6	6

Total cash outflows for leases	336	321	319

Thereof:

Cash outflows for short-term leases and low-value leases [2]	12	11	9

Payments of interest [3]	62	52	48

Payments of lease liabilities [4]	262	258	262

[1] The weighted average interest rate is 4.0% (2023: 3.5%, 2022: 3.3%). Interest on lease liabilities as at December 31, 2024, is estimated to be USD 56 million for 2025 and USD 1.3 billion thereafter.
[2] Cash flows from short-term and low-value leases are included within total net cash flows from operating activities. The portfolio of short-term leases to which the Company is committed to at December 31, 2024, 2023 and 2022, is similar to the portfolio of short-term leases the Company entered into during 2024, 2023 and 2022.

[3] Included within total net cash flows from operating activities
[4] Reported as cash outflows in financing activities net of lease incentives received, if any.
The net investment held and income from subleasing right-of-use assets, as well as income from leasing Novartis property, plant and equipment to third parties were not significant for 2024, 2023, or 2022.